Intangible assets and goodwill	12 Months Ended
Dec. 31, 2025
Intangible assets and goodwill [abstract]
Intangible assets and goodwill	Intangible assets and goodwill
Intangible assets with indefinite lives
Intangible assets with indefinite lives acquired through business combination transactions are measured at fair value at the date of acquisition. These assets are not subject to amortisation but are tested for impairment annually at the CGU level or more frequently if facts and circumstances indicate an impairment may exist. In addition to the annual impairment test, the assessment of indefinite lives is also reviewed annually.
TCCC franchise intangible assets
The Group’s bottling agreements with TCCC contain performance requirements and convey the rights to distribute and sell products within specified territories.
The agreements in each territory are for an initial term of 10 years and may be renewed for successive terms of 10 years. The Group believes that its interdependent relationship with TCCC and the substantial cost and disruption to TCCC that would be caused by non-renewal ensure that these agreements will continue to be renewed and, therefore, are essentially perpetual.
The Group has never had a bottling agreement with TCCC terminated due to non‑performance of the terms of the agreement or due to a decision by TCCC to terminate an agreement at the expiration of a term. After evaluating the contractual provisions of the bottling agreements as at 31 December 2025, the Group’s mutually beneficial relationship with
TCCC and history of renewals, indefinite lives have been assigned to all of the Group’s
TCCC bottling agreements.
Goodwill
Goodwill is initially measured as the excess of the total consideration transferred over the amount recognised for net identifiable assets acquired and liabilities assumed in a business combination. If the fair value of the net assets acquired is in excess of the aggregate consideration transferred, the gain is recognised in the consolidated income statement as a bargain purchase. Goodwill is not subject to amortisation. It is tested annually for impairment at the CGU level or more frequently if events or changes in circumstances indicate that it might be impaired. Goodwill acquired in a business combination is allocated to the CGU that is expected to benefit from the synergies of the combination, irrespective of whether a CGU is part of the business combination.
Assets under construction
Assets under construction are carried at cost and are not amortised until they are available for use. When an asset under construction is ready for its intended use, it is transferred to the appropriate category of intangible assets, after which amortisation begins.
Intangible assets with finite lives
Intangible assets with finite lives are measured at cost of acquisition or production and are amortised using the straight-line method over their respective estimated useful lives. Finite lived intangible assets are assessed for impairment whenever there is an indication that they may be impaired. The amortisation period and method are reviewed annually.
Internally generated software
The Group capitalises certain development costs associated with internally developed software, including external direct costs of materials and services, and payroll costs for employees devoting time to a software project and any such software acquired as part of a business combination. Development expenditure is recognised as an intangible asset only after its technical feasibility and commercial viability can be demonstrated. When capitalised software is not integral to related hardware, it is treated as an intangible asset;
otherwise it is included within property, plant and equipment. The estimated useful life of capitalised software is predominantly between five and ten years. Amortisation expense for capitalised software is included within administrative expenses and was €109 million,
€107 million and €94 million for the years ended 31 December 2025, 31 December 2024 and 31 December 2023, respectively.
Customer relationships
The Group has acquired certain customer relationships in connection with business combinations. These customer relationships are recorded at fair value on the date of acquisition, and amortised over an estimated useful life between 17 and 20 years.
Amortisation expense for these assets is included within administrative expenses and was €12 million, €12 million and €10 million for the years ended 31 December 2025,
31 December 2024 and 31 December 2023, respectively.
Non-TCCC franchise intangible
In connection with the acquisition of Coca-Cola Amatil Limited in 2021, the Group acquired certain bottling agreements with non-TCCC distribution partners, mainly Beam Suntory, which contain performance requirements and convey the rights to distribute and sell products within specified APS territories. The non-TCCC bottling arrangements were recorded at fair value at the acquisition date and were initially amortised over an expected useful life of 20 years. On 2 August 2023, the Group announced that CCEP and Beam
Suntory would discontinue their relationship effective 1 July 2025 (Australia) and
1 January 2026 (New Zealand). CCEP remained the exclusive manufacturing, sales and distribution partner for Beam Suntory in Australia and New Zealand through to the end of the current contractual terms which expired on 30 June 2025 and 31 December 2025, respectively. The discontinuance of the relationship triggered a change in the assigned useful life of the intangible assets effective from the second half of 2023, resulting in an accelerated amortisation charge of €27 million, €55 million and €27 million recognised for the years ending 31 December 2025, 31 December 2024 and 31 December 2023,
respectively. As at 31 December 2025, there are no longer any finite lived intangible assets related to the Beam Suntory distribution rights. Total amortisation expense for these assets is recognised within administrative expenses amounting to €31 million, €63 million and €35 million for the years ended 31 December 2025, 31 December 2024 and
31 December 2023, respectively.
Balances and movements in intangible assets and goodwill
The following table summarises the movements in the carrying amounts of intangible assets and goodwill for the periods presented:

	TCCC franchise intangible	Brands	Software	Customer relationships	Non-TCCC franchise intangible	Assets under construction	Total intangibles	Goodwill
	€ million	€ million	€ million	€ million	€ million	€ million	€ million	€ million
Cost:
As at 31 December 2023	11,758	32	720	194	142	94	12,940	4,514
Additions	—	—	74	—	—	124	198	—
Acquisition of CCBPI	440	—	—	38	—	—	478	276
Disposals	—	(10)	(35)	—	—	—	(45)	—
Transfers and reclassifications	—	—	45	—	—	(50)	(5)	—
Currency translation adjustments	(51)	—	2	(2)	(4)	4	(51)	(73)
As at 31 December 2024	12,147	22	806	230	138	172	13,515	4,717
Additions	—	—	54	6	—	177	237	—
Disposals	—	—	(24)	—	(127)	—	(151)	—
Transfers and reclassifications	—	—	30	—	—	(24)	6	—
Currency translation adjustments	(348)	(1)	(19)	(6)	(9)	(2)	(385)	(167)
As at 31 December 2025	11,799	21	847	230	2	323	13,222	4,550
Accumulated amortisation and impairment:
As at 31 December 2023	—	—	(426)	(71)	(48)	—	(545)	—
Amortisation expense	—	—	(107)	(12)	(63)	—	(182)	—
Disposals	—	10	35	—	—	—	45	—
Impairment(A)	(67)	(10)	(4)	—	—	(2)	(83)	(30)
Currency translation adjustments	—	—	(5)	1	3	—	(1)	—
As at 31 December 2024	(67)	—	(507)	(82)	(108)	(2)	(766)	(30)
Amortisation expense	—	—	(109)	(12)	(31)	—	(152)	—
Disposals	—	—	24	—	127	—	151	—
Currency translation adjustments	10	—	14	(1)	10	2	35	16
As at 31 December 2025	(57)	—	(578)	(95)	(2)	—	(732)	(14)
Net book value:
As at 31 December 2023	11,758	32	294	123	94	94	12,395	4,514
As at 31 December 2024	12,080	22	299	148	30	170	12,749	4,687
As at 31 December 2025	11,742	21	269	135	—	323	12,490	4,536
(A) Amounts relate to the impairment of the Group’s Indonesia cash generating unit and the impairment of the Feral brand, which was sold during the year ended 31 December 2024.
Impairment of indefinite lived intangible assets and goodwill
Each CGU is tested for impairment annually in the fourth quarter or whenever there is an indication of impairment. The recoverable amount of each CGU is normally determined through a value in use calculation. To determine value in use for a CGU, estimated future cash flows are discounted to their present values using a pre-tax discount rate reflective of the current market conditions and risks specific to each CGU. The projected cash flows are based on the CGU in its current condition and exclude cash flows arising from future restructuring or from capital expenditure that would enhance or expand the performance of the CGU. If the carrying value of a CGU exceeds its recoverable amount, the carrying value of the CGU is reduced to its recoverable amount and impairment charges are recognised immediately within the consolidated income statement. Impairment charges other than those related to goodwill may be reversed in future periods if a subsequent test indicates that the recoverable amount has increased. Such recoveries may not exceed a CGU’s original carrying value less any depreciation that would have been recognised if no impairment charges were previously recorded.
The Group’s CGUs are based on geography and generally represent the individual territories in which the Group operates. For the purposes of allocating intangibles, each indefinite lived intangible asset is allocated to the geographic region to which the agreement relates and goodwill is allocated to each of the CGUs expected to benefit from a business combination, irrespective of whether other assets and liabilities of the acquired businesses are assigned to the CGUs.
The following table identifies the carrying value of goodwill and indefinite lived intangible assets attributable to each significant CGU of the Group. In addition to the significant
CGUs of the Group, as at 31 December 2025, the Group had other CGUs with total indefinite lived intangible assets of €1,251 million (2024: €1,222 million) and goodwill of €335 million
(2024: €260 million).

	Year ended 31 December
	2025		2024
Cash generating unit	Indefinite lived intangible assets	Goodwill	Indefinite lived intangible assets	Goodwill
	€ million	€ million	€ million	€ million
Iberia	4,289	1,275	4,289	1,275
Australia	2,399	1,288	2,510	1,412
Great Britain	1,676	198	1,760	198
Germany	1,060	748	1,060	748
Pacific(A)	704	450	821	518
Philippines	384	242	440	276
(A)Pacific refers to New Zealand and Pacific Islands.
The recoverable amount of each CGU was determined through a value in use calculation, which uses cash flow projections for a five-year period. These projections reflect the impact of climate change on our business over the medium to long term, as well as the mitigating actions and strategies we are undertaking to support our commitment to reach
Net Zero by 2040. The key assumptions used in projecting these cash flows were as follows:
■Growth rate and operating margins: Cash flows were projected based on the Group’s strategic business plan. Cash flows for the terminal year and beyond were projected using an inflation-based long-term terminal growth rate between 2.0% and 4.5%.
■Discount rate: A weighted average cost of capital was applied specific to each CGU as a hurdle rate to discount cash flows. The discount rates represent the current market assessment of the risks specific to each CGU, taking into consideration the time value of money and individual risks of the underlying assets that have not been incorporated in the cash flow estimates. The following table summarises the pre-tax discount rate attributable to each significant CGU.

	2025	2024
	Pre-tax discount rate	Pre-tax discount rate
Cash generating unit	%	%
Iberia	9.3	9.3
Australia	11.8	11.3
Great Britain	9.3	9.3
Germany	9.8	10.1
Pacific(A)	11.3	11.3
Philippines	14.1	13.9
(A)Pacific refers to New Zealand and Pacific Islands.
The Group’s Iberia, Australia, Great Britain and Germany CGUs have substantial headroom when comparing the value in use calculation of the CGU versus the CGU’s total carrying value.
For the Group’s Pacific CGU, the headroom in the 2025 impairment analysis was approximately 20% of total carrying value. The Group estimates that a 1.6% reduction in the terminal growth rate or a 1.2% increase in the discount rate, each in isolation, would eliminate existing headroom in Pacific.
For the Group’s Philippines CGU, the headroom in the 2025 impairment analysis was approximately 16% of total carrying value. The Group estimates that a 1.2% reduction in the terminal growth rate or a 0.9% increase in the discount rate, each in isolation, would eliminate existing headroom in Philippines.